Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports Second Quarter Financial Results:

Adjusted GAAP Revenue of $90.8 Million compared with $69.0 Million in the year ago quarter; Adjusted

GAAP Net Income of $10.7 Million, or $0.11 per Diluted Share, compared with $2.7 Million and $0.04 per share in the year ago quarter

Sunnyvale, CA, July 22, 2008 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the second quarter ended June 28, 2008.

GAAP Results:

•	GAAP revenues for the second quarter of 2008 were $161.1 million compared to $138.3 million in the first quarter of 2008 and $58.4 million in the second quarter of 2007.

•	GAAP gross margins were 50% in the second quarter of 2008 compared to 45% in the first quarter of 2008 and 28% in the second quarter of 2007.

•

Including non-cash stock-based compensation and warrant valuation expenses, GAAP net income was $42.9 million, or $0.44 per diluted share, in the second quarter of 2008 compared to $27.6 million, or $0.29 per share, in the first quarter of 2008 and a GAAP net loss of $26.1 million, or $1.10 per share, in the second quarter of 2007.

Adjusted GAAP / Invoiced Shipment Results:

•

Adjusted GAAP revenue for the second quarter of 2008 was $90.8 million compared to $95.5 million of invoiced shipments in the first quarter of 2008 and $69.0 million of invoiced shipments in the second quarter of 2007.

•

Gross margins on an adjusted GAAP basis, excluding non-cash stock-based compensation, were 47% in the second quarter of 2008 compared to 45% in the first quarter of 2008 and 37% in the second quarter of 2007.

•

Excluding non-cash stock-based compensation and warrant valuation expenses, the net income on an adjusted GAAP basis was $10.7 million, or $0.11 per diluted share, for the second quarter of 2008 compared to net income on an invoiced shipments basis of $12.6 million, or $0.13 per diluted share, in the first quarter of 2008 and $2.7 million, or $0.04 per share, in the second quarter of 2007.

Footnote: For an explanation of our use of Adjusted GAAP and Invoiced Shipments measures and a full reconciliation of these measures to our GAAP results, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation”

Management Commentary

“Our second quarter results reflect strong shipments of both our chassis and tributary adapter modules,” said Jagdeep Singh, president and chief executive officer of Infinera. “We grew revenues from international customers to 22 percent and added two new customers in the quarter to bring our total roster to 44. We generated operating profits and cash from operations while maintaining our investments to expand our technology lead as the world’s leading optical network based on photonic integration.

“We are committed to growing our business within markets where we have established a beach-head and to continue expanding our customer base in both existing and new markets. We have identified our highest growth opportunities — international markets, global tier 1 carriers, new adjacent markets including metro access and ultra long haul, and under-penetrated North American markets. We are implementing strategic initiatives to expand share in each of these market segments.”

Singh noted several second quarter performance highlights:

•	Deutsche Telekom selected Infinera for its long haul DWDM Pan European network, representing a major Tier one incumbent win for Infinera.

•	Three customers—Level 3, Cox Communications and Global Crossing— were each 10 percent or greater of revenue, versus four such customers in Q1.

•	Infinera announced several important technology advances, including:

•	The new next-generation Infinera ILS2 line system with up to 160 DWDM channels in the C-band and future scalability of 8 Terabits/second of total capacity.

•

Two new passive photonic integrated circuits (PICs) that integrate passive devices such as multiplexers, interleavers, variable optical attenuators and waveguides, and play key roles in routing and filtering DWDM wavelengths in the ILS2 system

•

A 100 Gigabit Ethernet (100 GbE) demonstration, in collaboration with XO Communications, Avago Technologies and Ixia, that sent 100 GbE traffic over a long-haul network and demonstrated progress towards making 100 GbE products and services a commercial reality in the future.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-866-503-3213. International parties can access the replay at +1-203-369-1862.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward Looking Statements –

This press release contains forward-looking statements, including statements relating to Infinera’s ability to change the economics of optical communications networks and design products that are flexible and economical for our customers, our belief that we will be able to expand our technology lead as the world’s leading optical network based on photonic integration, our belief we will be able to grow our business within existing markets and to continue expanding our customer base in both existing and new markets, future benefits and scalability of our products, including the future scalability of 8 Terabits/second of total capacity for our ILS2 system, and our belief that our recent demonstration shows progress towards making 100 GbE products and services a commercial reality in the future . These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on February 19, 2008, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect invoiced shipments, adjusted GAAP revenue and exclude non-GAAP non-cash stock-based compensation and warrant valuation expenses. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our second quarter of 2008 results, including an estimate of adjusted GAAP earnings for the third quarter of 2008 that excludes revenues and costs previously recognized on an invoiced shipments basis and non-GAAP non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan in the period.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2008	June 30, 2007	June 28, 2008	June 30, 2007
Revenue:
Ratable product and related support and services	$69,581	$54,411	$141,967	$100,358
Product	86,505	4,005	150,633	7,250
Services	5,023	—	6,762	—

Total revenue	161,109	58,416	299,362	107,608
Cost of revenue (1):
Cost of ratable product and related support and services	32,169	39,748	68,000	75,658
Cost of product	47,124	2,488	86,789	3,851
Cost of services	2,032	—	3,222	—

Total cost of revenue	81,325	42,236	158,011	79,509
Gross profit	79,784	16,180	141,351	28,099
Operating expenses (1):
Sales and marketing	10,860	6,401	21,106	14,037
Research and development	17,787	14,079	36,080	30,137
General and administrative	8,502	5,358	16,919	10,915
Amortization of intangible assets	37	37	74	74

Total operating expenses	37,186	25,875	74,179	55,163
Income (loss) from operations	42,598	(9,695)	67,172	(27,064)
Other income (expense), net:
Interest income	2,258	729	5,561	914
Interest expense	0	(1,119)	(3)	(2,182)
Other gain (loss), net (2):	296	(15,978)	1,176	(17,515)

Total other income (expense), net	2,554	(16,368)	6,734	(18,783)
Income (loss) before provision for income taxes	45,152	(26,063)	73,906	(45,847)
Provision for income taxes	2,267	33	3,427	62

Net income (loss)	$42,885	$(26,096)	$70,479	$(45,909)

Net income (loss) per common share
Basic	$0.47	$(1.10)	$0.77	$(2.94)

Diluted	$0.44	$(1.10)	$0.73	$(2.94)

Weighted average shares used in computing net income (loss) per common share
Basic	92,124	23,678	91,687	15,620

Diluted	97,284	23,678	96,988	15,620

(1) The following table summarizes the effects of stock-based compensation related to employees, non-recourse notes and non-employees for the three months ended June 28, 2008 and June 30, 2007:

	Three Months Ended		Six Months Ended
	June 28, 2008	June 30, 2007	June 28, 2008	June 30, 2007
Cost of revenue	$271	$94	$479	$111
Research and development	1,629	1,014	2,852	1,323
Sales and marketing	1,164	346	2,014	433
General and administration	2,072	685	3,574	903

	5,136	2,139	8,919	2,770
Cost of revenue - amortization from balance sheet*	1,219	27	2,369	40

Total stock-based compensation expense	$6,355	$2,166	$11,288	$2,810

*	Stock-based compensation expense deferred to inventory and to deferred inventory costs in prior periods and recognized in the current period.

(2)	The following table summarizes the remeasurement of our freestanding preferred stock warrants under FAS 150:

	Three Months Ended		Six Months Ended
	June 28, 2008	June 30, 2007	June 28, 2008	June 30, 2007
Other gain (loss)	$—	$(17,261)	$—	$(19,761)

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 28, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$156,086	$(70,349	) (a)	$85,737	$—		$85,737
Services revenue	5,023	—		5,023	—		5,023

Total revenue	161,109	(70,349)		90,760	—		90,760
Cost of revenue	81,325	(32,090	) (c)	49,235	(1,176	) (e)	48,059

Gross profit	79,784	(38,259)		41,525	1,176		42,701
Gross margin	50%						47%
Operating expenses	37,186	—		37,186	(4,865	) (e)	32,321

Income (loss) from operations	42,598	(38,259)		4,339	6,041		10,380
Other income (expense), net	2,554	—		2,554	—		2,554

Income (loss) before provision for income taxes	45,152	(38,259)		6,893	6,041		12,934
Provision for income taxes	2,267	—		2,267	—		2,267

Net income (loss)	$42,885	$(38,259)		$4,626	$6,041		$10,667

Net income (loss) per common share:
Basic	$0.47						$0.12

Diluted	$0.44						$0.11

Weighted average shares used in computing net income (loss) per common share:
Basic	92,124						92,124

Diluted	97,284						97,284

	Three Months Ended March 29, 2008
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp		Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue
Product and ratable revenue	$136,514	$(42,747	) (b)	$93,767	$—		$93,767
Services revenue	1,739			1,739	—		1,739

Total revenue	138,253	(42,747)		95,506	—		95,506
Cost of revenue	76,686	(23,022	) (d)	53,664	(1,141	) (e)	52,523

Gross profit	61,567	(19,725)		41,842	1,141		42,983
Gross margin	45%						45%
Operating expenses	36,993	—		36,993	(3,575	) (e)	33,418

Income (loss) from operations	24,574	(19,725)		4,849	4,716		9,565
Other income (expense), net	4,180	—		4,180	—		4,180

Income (loss) before provision for income taxes	28,754	(19,725)		9,029	4,716		13,745
Provision for income taxes	1,160	—		1,160	—		1,160

Net income (loss)	$27,594	$(19,725)		$7,869	$4,716		$12,585

Net income (loss) per common share:
Basic	$0.30						$0.14

Diluted	$0.29						$0.13

Weighted average shares used in computing net income (loss) per common share:
Basic	91,250						91,250

Diluted	96,692						96,692

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2007
	GAAP	Deferral Adjustments		Invoiced Shipments	Stock Comp/ Warrant Valuation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Valuation
Revenue	$58,416	$10,535	(b)	$68,951	$—		$68,951
Cost of revenue	42,236	1,248	(d)	43,484	(169	)(e)	43,315

Gross profit	16,180	9,287		25,467	169		25,636
Gross margin	28%						37%
Operating expenses	25,875	—		25,875	(2,045	)(e)	23,830

Income (Loss) from operations	(9,695)	9,287		(408)	2,214		1,806
Other income (expense), net	(16,368)	—		(16,368)	17,261	(f)	893

Income (Loss) before provision for income taxes	(26,063)	9,287		(16,776)	19,475		2,699
Provision for income taxes	33	—		33	—		33

Net income (loss)	$(26,096)	$9,287		$(16,809)	$19,475		$2,666

Net income (loss) per common share:
Basic	$(1.10)						$0.11

Diluted	$(1.10)						$0.04

Shares used in computing net income (loss) per common share:
Basic	23,678						23,678

Diluted	23,678						59,284

Use of Non-GAAP Invoiced Shipments/Adjusted GAAP Information:

Prior to the second quarter of 2008, in order to supplement our condensed consolidated financial statements presented on a GAAP basis, Infinera used invoiced shipment measures of operating results and net income. Invoiced shipment measures reflected GAAP results adjusted for changes in our deferred revenue and deferred cost of inventory balances from the prior period. We further presented non-GAAP measures of operating results, net income and net income per share, which included invoiced shipments and excluded non-GAAP stock-based compensation expense and warrant valuation expense. These adjustments to our GAAP results were made to provide both management and investors with an understanding of Infinera's underlying operating results and trends as they would have been reflected had we established vendor specific objective evidence (“VSOE”) of fair value for our service offerings and not been required to recognize revenue ratably.

Effective April 2008, we had established VSOE of fair value for most of our service offerings. Therefore, beginning in the second quarter of 2008, we have used adjusted GAAP measures of operating results and net income. Adjusted GAAP results reflect our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Deferred services and deferred ratable and product revenue and cost amounts recorded after March 29, 2008 have not been adjusted and are recognized on a GAAP basis in arriving at the adjusted GAAP results. We have continued to present non-GAAP measures of operating results, net income and net income per share, which include adjusted GAAP results and exclude non-GAAP stock-based compensation expense.

We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands)

Use of Non-GAAP Financial Measures (Continued):

(a)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in services deferred revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended June 28, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$131,689	$—	$3,805	$135,494
Additions to deferred revenue	—	4,979	3,651	$8,630
Amortization to revenue	(70,349)	(1,866)	(2,000)	$(74,215)

Ending balance	$61,340	$3,113	$5,456	$69,909

Change in deferred revenue balance	$(70,349)	$3,113	$1,651	$(65,585)

(b)	Adjustment amount represents the change in the ratable and product deferred revenue balance for the period as reported on our balance sheet. No adjustment has been made for changes in services deferred revenue as these amounts relate to future service deliverables and are appropriately deferred on an invoiced shipment basis. We believe investors want to see the statement of operations data with the change in the ratable and product deferred revenue balances included in order to understand the gross margin profile of the underlying invoiced shipments.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended March 29, 2008			Three Months Ended June 30, 2007
Deferred Revenue	Ratable and Product Revenue	Services Revenue	Total	Total
(In thousands)
Beginning balance	$174,437	$—	$174,437	$128,420
Additions to deferred revenue	29,639	4,561	34,200	64,946
Amortization to revenue	(72,386)	(756)	(73,142)	(54,411)

Ending balance	$131,690	$3,805	$135,495	$138,955

Change in deferred revenue balance	$(42,747)	$3,805	$(38,942)	$10,535

(c)	Adjustment amount represents the release of ratable and product deferred cost amounts related to periods prior to March 29 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred inventory cost adjustment recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended June 28, 2008
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$58,600	$—	$58,600
Additions to deferred cost of revenue	—	459	459
Amortized to cost of revenue	(32,090)	(9)	(32,099)

Ending balance	$26,510	$450	$26,960

Change in deferred inventory cost balance	$(32,090)	$450	$(31,640)

(d)	Adjustment amount represents the change in the deferred cost of inventory balance for the period as reported on our balance sheet. We believe investors want to see the statement of operations data with the change in the deferral balance included in order to understand the gross margin profile of the underlying invoiced shipments and in order to compare our financial performance with that of other companies and between periods.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended
	Mar.29	June 30
Deferred Inventory Cost	2008	2007
(In thousands)
Beginning balance	$81,622	$73,458
Additions to deferred cost of revenue	11,162	32,800
Amortized to cost of revenue	(34,184)	(31,552)

Ending balance	$58,600	$74,706

Change in deferred inventory cost balance	$(23,022)	$1,248

(e)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

	Three Months Ended
	June 28,	March 29,	June 30,
	2008	2008	2007
GAAP stock-based compensation in cost of revenue	$271	$208	$94
GAAP stock-based compensation in cost of revenue - amortization from balance sheet	1,219	1,150	26
Stock-based compensation not deferred to deferred inventory cost	0	215	71
Stock-based compensation previously recognized on invoiced shipment basis	(314)	(432)	(22)

Non-GAAP stock-based compensation in cost of revenue	$1,176	$1,141	$169

(f)	Excluded amount represents the adjustment to revalue our convertible preferred warrants to fair value as required by FAS 150. Subsequent to our IPO, we are no longer required to revalue these warrants and, therefore, we believe investors want to evaluate our financial results both including and excluding the effect of this revaluation expense in order to compare our financial performance with that of other companies and between periods.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	June 28,	December 29,
	2008	2007
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$135,963	$91,209
Short-term investments	74,203	181,168
Short-term restricted cash	873	743
Accounts receivable	56,804	39,216
Other receivables	487	1,127
Inventory	57,643	58,579
Deferred inventory costs	24,114	78,362
Prepaid expenses and other current assets	5,704	3,941

Total current assets	355,791	454,345
Property, plant and equipment, net	40,651	36,973
Intangible assets	1,408	1,541
Deferred inventory costs, non-current	2,846	3,260
Long-term investments	105,132	30,116
Long-term restricted cash	2,046	2,594
Other non-current assets	665	359

Total assets	$508,539	$529,188

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,154	$17,504
Accrued expenses	9,829	9,497
Accrued compensation and related benefits	11,431	17,749
Accrued warranty	5,529	4,974
Deferred revenue	63,028	167,031

Total current liabilities	113,971	216,755
Accrued warranty, non-current	5,031	5,018
Deferred revenue, non-current	6,881	7,406
Long-term exercised unvested options	453	825
Other long-term liabilities	3,537	4,610
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of June 28, 2008 and December 29, 2007 Issued and outstanding shares – 93,077 as of June 28, 2008 and 91,580 as of December 29, 2007	93	92
Additional paid-in capital	682,695	663,870
Accumulated other comprehensive income (loss)	(5,135)	78
Accumulated deficit	(298,987)	(369,466)

Total stockholders’ equity	378,666	294,574

Total liabilities and stockholders’ equity	$508,539	$529,188

The accompanying notes are an integral part of these financial statements.

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 28,	June 30,
	2008	2007
Cash Flows from Operating Activities:
Net income (loss)	$70,479	$(45,909)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,469	4,423
Amortization of debt discount	—	282
Accretion of investment discount	(725)	—
Asset impairment charges	—	393
Stock-based compensation expense	11,288	2,810
Excess tax benefit from stock option transactions	(559)	—
Tax benefit from stock option transactions	623	—
Revaluation of warrant liablities	—	19,761
Gain on disposal of assets	(770)	(2,021)
Other gain	(15)	(25)
Changes in assets and liabilities:
Accounts receivable	(16,949)	14,732
Inventory	479	1,661
Prepaid expenses and other current assets	(1,782)	39
Deferred inventory costs	54,143	(7,493)
Other non-current assets	(314)	599
Accounts payable	4,901	(12,761)
Accrued liabilities and other expenses	(6,902)	(5,603)
Deferred revenue	(104,528)	28,002
Accrued warranty	568	7,318

Net cash provided by operating activities	15,406	6,208
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(123,624)	—
Proceeds from sale of investments	69,543	—
Proceeds from maturities of investments and restricted cash	82,304	—
Proceeds from disposal of assets	771	2,537
Purchase of property and equipment	(7,283)	(8,723)

Net cash (used in) investing activities	21,711	(6,186)
Cash Flows from Financing Activities:
Principal payments on loan obligation	—	(30,901)
Proceeds from loans	—	7,119
Proceeds from initial public offering, net of issuance costs	—	190,245
Proceeds from issuance of common stock	7,164	2,050
Excess tax benefit from stock option transactions	559	—
Repurchase of common stock	(30)	(50)

Net cash provided by financing activities	7,693	168,463

Effect of exchange rate changes	(56)	49
Net change in cash and cash equivalents	44,754	168,534
Cash and cash equivalents at beginning of period	91,209	28,884

Cash and cash equivalents at end of period	$135,963	$197,418

Supplemental disclosures of cash flow information:
Cash paid for interest	$3	$2,203
Cash paid for income taxes	$593	$81

The accompanying notes are an integral part of these financial statements.

Infinera Corporation

Supplemental Financial Information

	Q1’07	Q2’07	Q3’07	Q4’07	Q1’08	Q2’08
Invoiced Shipments/Adjusted GAAP	$66.7	$69.0	$80.4	$93.4	$95.5	$90.8
Gross Margin %	35%	37%	43%	47%	45%	47%
Invoiced Shipment Composition:
Domestic %	89%	84%	81%	81%	82%	78%
International %	11%	16%	19%	19%	18%	22%
Largest Customer%	57%	48%	28%	18%	31%	21%
Cash Related Information:
Cash from Operations	$6.9	($0.8)	($2.0)	$18.9	$9.8	$5.6
Capital Expenditures	$5.2	$3.6	$3.0	$8.5	$2.5	$4.8
Depreciation & Amortization	$2.1	$2.0	$2.7	$2.7	$2.6	$2.9
DSO's	27	36	47	39	42	57
Inventory Metrics:
Raw Materials	$7.4	$8.8	$7.5	$10.5	$7.9	$9.2
Work in Process	$31.6	$36.0	$34.8	$35.1	$40.6	$34.6
Finished Goods	$18.4	$13.7	$14.8	$13.0	$10.7	$13.8
Total Inventory	$57.3	$58.5	$57.1	$58.6	$59.2	$57.6
Inventory Turns	3.0	3.0	3.2	3.4	3.5	3.3
Worldwide Headcount	617	646	668	711	799	853